UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-8603

Name of Fund: Debt Strategies Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Debt
        Strategies Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 02/29/04

Date of reporting period: 03/01/03 - 02/29/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        Debt Strategies Fund, Inc.

Annual Report
February 29, 2004

[LOGO] Merrill Lynch Investment Managers

Debt Strategies Fund, Inc.

The Benefits and Risks of Leveraging

Debt Strategies Fund, Inc. utilizes leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will benefit from the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its net asset value and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.


2             DEBT STRATEGIES FUND, INC.      FEBRUARY 29, 2004

A Letter From the President

Dear Shareholder

As I write to you at February month-end, fixed income markets in the United States continued to reward those investors willing to accept greater risk. The high yield market, as measured by the Credit Suisse First Boston High Yield Index, provided a return of +10.88% over the past six months and +25.17% for the 12-month period ended February 29, 2004. In other areas of fixed income, investment grade corporate bonds, as measured by the Merrill Lynch Corporate Master Index, returned +6.59% and +8.11% for the six-month and 12-month periods ended February 29, 2004, respectively. Treasury issues, as measured by the Merrill Lynch U.S. Treasuries 1 - 10 Years Index, returned +3.16% and +2.73% for the six-month and 12-month periods ended February 29, 2004, respectively.

At the same time, equity markets maintained their positive momentum from year-end 2003. For the six-month and 12-month periods ended February 29, 2004, the Standard & Poor's (S&P) 500 Index returned +14.59% and +38.52%, respectively. Much of the boost came from improving economic conditions in the United States.

The major signposts as we enter 2004 indicate that we are seeing a shift from economic growth fueled primarily by fiscal and monetary stimulus to a broader-based, self-sustaining economic expansion. Gross domestic product growth, which peaked at an annualized rate of 8.2% in the third quarter of 2003, was 4.1% in the fourth quarter. A similar level of growth is expected in the first quarter of 2004. For its part, the Federal Reserve Board has reiterated its willingness to keep short-term interest rates at current low levels to ensure the economy's strength.

Accompanying the increase in economic activity was an improvement in corporate earnings. By February 10, 2004, 392 of the S&P 500 companies had reported their fourth-quarter 2003 results, and 67.6% of those exceeded expectations. In the meantime, the American consumer, who continued to spend despite the faltering economy, may get further incentive from another round of federal tax refunds this year.

At Merrill Lynch Investment Managers, we believe the events and efforts of 2003 leave us with a much stronger economy and that recent optimism suggests it is time for investors to consider what can go right in 2004. We encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                        Sincerely,


                                        /s/ Terry K. Glenn

                                        Terry K. Glenn
                                        President and Director


              DEBT STRATEGIES FUND, INC.      FEBRUARY 29, 2004                3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Managers

      The Fund provided superior returns during the fiscal year, significantly outperforming its blended benchmark, primarily from its overweight bond position in the robust high yield market.

How did the Fund perform during the fiscal year?

For the 12-month period ended February 29, 2004, the Common Stock of Debt Strategies Fund, Inc. had net annualized yields of 11.72% and 11.75%, based on a year-end per share net asset value of $6.71 and a per share market price of $6.69, respectively, and $.786 per share income dividends. Over the same period, the total return on the Fund's Common Stock was +41.84%, based on a change in per share net asset value from $5.35 to $6.71, and assuming reinvestment of $.791 per share ordinary income dividends. The Fund's benchmark, which is an equal blend of the Credit Suisse First Boston (CSFB) High Yield Index and the CSFB Leveraged Loan Index, returned +17.62% for the same period.

For the six-month period ended February 29, 2004, the total investment return on the Fund's Common Stock was +16.88%, based on a change in per share net asset value from $6.07 to $6.71, and assuming reinvestment of $.370 per share income dividends. The blended benchmark returned +7.75% for the same six-month period.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment return based on changes in the Fund's net asset value.

What were the reasons for the Fund's significant outperformance of its benchmark?

The strong performance is primarily attributed to two factors. First, we maintained an overweight bond position throughout the year -- specifically, 80% bonds and 20% bank loans. We initiated this strategy a couple of years ago as short-term interest rates declined, given that lower rates would have a negative effect on bank loan yields. The portfolio benefited particularly from its wireless and cable positions as issues rated CCC and low-B outperformed the rest of the index during this high yield market boom during the Fund's fiscal year. Taken together, we had an overweight bond position that was supercharged by our investment in the lower end of the spectrum, and this allowed the Fund to outperform. The second strategy that had a positive effect on performance was our decision to make fairly full use of our leverage facilities. Leverage was maintained at around 30% of total assets throughout the fiscal year. (For a complete discussion of the benefits and risks of leverage, see page 2 of this report to shareholders.)

In terms of specific investments, the largest positive contributor this year was Mission Energy. Although Mission disappointed last year, we maintained our confidence in the company's coal-fired capacity. We started the period with $30 million in Mission bonds priced at $28. These bonds rallied close to par by the end of the fiscal year. We took advantage of the rally and reduced our position to $12.6 million bonds. The second-largest positive contributor was Coaxial Communications. We began the year with a $20 million bond position marked at $70. By August, this position had rallied in price to $106.4, the call price at which the company redeemed this debt. Coaxial's ability to refinance its debt resulted from a favorable financial market and a positive reassessment of cable valuations. This constructive reassessment also benefited the portfolio's third-best performer, Charter Communications. The Fund owns nearly $25 million in Charter bond and bank loan positions, which rallied an average of 20 points during the year.

The three positions that detracted the most from performance this year all fell into the distressed investments bucket that we use in the Fund. Overall, the negative impact of these positions was modest in relation to the significant outperformance afforded by the Fund's top performers. The first, Viskase Companies, Inc. is a maker of casings used in preparing and packaging processed meat products. Viskase emerged from bankruptcy protection in April 2003, but overcapacity in the industry continued to put downward pressure on the company's financial results and on the value of its debt and equity securities. Following the bankruptcy reorganization, we received $9.2 million in new bonds and an equity interest in exchange for our $22 million bond position. We subsequently sold the new bonds at a price of approxi-


4             DEBT STRATEGIES FUND, INC.      FEBRUARY 29, 2004
mately $67 and retained the equity interest. The second, International Utility Structures Inc. (IUS), is a Canadian holding company that owns equity in two utility pole manufacturing operations in France and the United States. In August 2003, IUS failed to pay its coupon and shortly thereafter filed for the Canadian equivalent of Chapter 11. As we ended the period, our $8.35 million bond position had declined in price from $50 to $22, reflecting the company's efforts to reduce cash burn in North America and stabilize French operations. Finally, Archibald Candy, manufacturer of Fannie Farmer chocolates filed for bankruptcy again in January 2004 and is conducting an orderly liquidation of its assets. Our $3.1 million bond position was marked at $38 as of period-end.

Describe the market conditions that impacted the portfolio during the year.

The high yield rally continued to perform well through the end of the Fund's fiscal year. This was primarily a spread compression rally as opposed to an interest rate rally. The CSFB High Yield Index spread declined from 947 basis points (9.47%) to 486 basis points during calendar year 2003. At the same time, the yield on the 10-year Treasury note rose from 3.83% to 4.25%. Treasury note yields worked against the rally, but were more than offset by high yield spread compression.

Perhaps the most important factor affecting high yield returns was the sharp decline in the payment default rate. According to CSFB, the 12-month rolling default rate declined from 14.9% at December 31, 2002 to 4.05% a year later. We expect a continuation of lower default rates in 2004. Moody's is projecting a default rate of 3% - 3.5% for the year.

Increased investor risk appetites accompanied the declining default rates. This was the main catalyst for the $26.2 billion in high yield market inflows in 2003. (This represents actual new money entering the market for purchase of existing or new high yield bonds.) The year 2003 also brought $133 billion in new-issue volume -- that is, the transactions put together and brought to market for the first time. At first glance, the figures appear to reflect a supply/demand imbalance. However, the wide disparity between the two is explained by the fact that nearly 80% of new issuance is attributed to refinancing. Corporate treasurers took advantage of lower interest rates to refinance and lengthen the maturity of their obligations.

Dynamics in the leveraged loan market mirrored those of the high yield market, and we experienced spread compression in our bank loan portfolio. For BB-rated loans, the spreads over LIBOR (London InterBank Offered Rate) narrowed from 371 basis points in the fourth quarter of 2002 to 247 basis points a year later. Despite this, loan demand remained strong given rising interest rate fears and investors' inclination to be defensively positioned.

What changes were made to the portfolio during the period?

We trimmed or eliminated a number of positions that were lowest in the capital structure, as these had the greatest run during the high yield rally. Many of these were CCC-rated positions.

During the last quarter of the year, we initiated a shift toward bank loans. We are most concerned about the potential impact of a rising 10-year Treasury note yield. During August 2003, we saw the 10-year Treasury note yield whipsaw from under 4% to 4.60%. At the same time, bonds that traded tight to the Treasury declined several points. Such a scenario could happen again -- quickly. Our strategy is to lower the duration of the portfolio, hence the shift toward bank loans. We are also purchasing floating rate bonds. The aim is to lower the negative impact on the portfolio's value that would result from rising interest rates.

How would you characterize the portfolio's position at the close of the period?

We ended the period with an allocation close to 80% bonds and 20% bank loans. Our target is a more defensive 70% bond/30% bank loan allocation during 2004. Therefore, we would characterize our position as defensive while still focused on maintaining the Fund's attractive yield. We plan to maintain leverage within a target range of 25% - 30% of assets for the foreseeable future. We also continue to be cautious and selective in adding new positions.

Kevin J. Booth
Vice President and Portfolio Manager

Joseph P. Matteo
Vice President and Portfolio Manager

March 10, 2004


              DEBT STRATEGIES FUND, INC.      FEBRUARY 29, 2004                5

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                        (in U.S. dollars)

                          S&P       Moody's   Face
Industry++                Ratings@  Ratings@  Amount          Corporate Debt Obligations                                  Value
===================================================================================================================================
Aerospace & Defense--     B         B2        $ 5,000,000     Alliant Techsystems Inc., 2.75% due 2/15/2024
2.0%                                                          (Convertible) (d)                                       $   5,137,500
                          B+        B1          3,750,000     Armor Holdings, Inc., 8.25% due 8/15/2013 (d)               4,096,875
                          B         B2          4,920,000     Vought Aircraft Industries, Inc., 8%
                                                              due 7/15/2011 (d)                                           5,092,200
                                                                                                                      -------------
                                                                                                                         14,326,575
===================================================================================================================================
Airlines--0.8%            BB        B3          5,387,254     American Airlines, Inc., 7.379% due 5/23/2016               4,322,323
                          CCC+      B3          1,800,000     Evergreen International Aviation, Inc., 12%
                                                              due 5/15/2010 (d)                                           1,242,000
                                                                                                                      -------------
                                                                                                                          5,564,323
===================================================================================================================================
Automotive                B-        B3          6,400,000     Accuride Corporation, Term B, due 6/30/2007**               6,546,003
Equipment--2.9%           B         B2          1,550,000     Dura Operating Corporation, 9% due 5/01/2009                1,584,875
                          B         Caa1        1,000,000     Metaldyne Corporation, 11% due 6/15/2012                      937,500
                                                              Tenneco Automotive Inc.:
                          CCC+      Caa1        6,375,000          11.625% due 10/15/2009                                 6,885,000
                          CCC+      B2            925,000          10.25% due 7/15/2013                                   1,077,625
                          B         B1          2,482,759          Tranche B, due 12/12/2010**                            2,528,275
                          B         B1          1,117,241          Tranche B-1, Credit Link due 12/12/2010**              1,137,724
                                                           +  Venture Holdings Company LLC:
                          NR*       NR*         1,800,000          9.50% due 7/01/2005                                       63,000
                          NR*       NR*         4,450,000          12% due 6/01/2009                                            445
                                                                                                                      -------------
                                                                                                                         20,760,447
===================================================================================================================================
Broadcasting--0.7%        CCC+      Caa1        4,650,000     Spanish Broadcasting System, Inc., 9.625%
                                                              due 11/01/2009                                              4,917,375
===================================================================================================================================
Cable--                   C         Caa2          500,000     Diamond Holdings PLC, 9.125% due 2/01/2008                    515,625
International--3.1%       C         Caa2        5,000,000     NTL Incorporated, 11.20% due 11/15/2007                     5,031,250
                                                              Telewest Communications PLC:
                          C         Ca          6,100,000  +       9.875% due 2/01/2010                                   3,873,500
                          NR*       NR*         7,000,000          Term, due 1/16/2006**                                 12,876,936
                                                                                                                      -------------
                                                                                                                         22,297,311
===================================================================================================================================
Cable--U.S.--13.1%        CCC+      Caa1        2,000,000     Atlantic Broadband Finance, LLC, 9.375%
                                                              due 1/15/2014 (d)                                           2,005,000
                          NR*       NR*         7,500,000  +  Adelphia Communications Corporation, 6%
                                                              due 2/15/2006 (Convertible)                                 2,925,000
                          BB-       B1          3,450,000     CSC Holdings, Inc., 7.25% due 7/15/2008                     3,674,250
                                                              Century Cable Holdings LLC**:
                          NR*       Caa1        7,000,000          Discretionary Term Loan, due 12/31/2009                6,647,816
                          NR*       NR*        10,000,000          Term, due 6/30/2009                                    9,589,580
                                                              Charter Communications Holdings, LLC:
                          CCC-      Ca         10,000,000          10% due 4/01/2009                                      8,700,000
                          CCC-      Ca          2,000,000          0/11.75% due 1/15/2010 (c)                             1,630,000
                          CCC-      Ca          2,000,000          11.125% due 1/15/2011                                  1,775,000
                          CCC-      Ca          2,700,000          0/9.92% due 4/01/2011 (c)                              2,234,250
                          CCC-      Ca          3,000,000          10% due 5/15/2011                                      2,535,000
                          NR*       NR*         1,965,000          Incremental Term, due 9/18/2008**                      1,913,965
                          NR*       NR*         4,912,500          Term B, due 3/18/2008**                                4,790,370
                                                              Inmarsat Investments Limited**:
                          BB-       Ba3         5,000,000          Term B, due 1/23/2012                                  5,022,915
                          BB-       Ba3         5,000,000          Term C, due 1/23/2012                                  5,022,915
                          BB+       Ba3         8,000,000     Insight Midwest, Term B, due 12/31/2009**                   8,054,448
                          B+        B2          2,500,000     Insight Midwest, LP, 9.75% due 10/01/2009                   2,631,250
                          NR*       NR*         2,500,000  +  Loral Cyberstar, Inc., 10% due 7/15/2006                    1,937,500
                          NR*       NR*         5,721,814  +  Mallard Cablevision LLC & Sun Tel Communications,
                                                              Term B, due 9/30/2008**                                       171,654
                          B+        B2          5,500,000     Mediacom Broadband LLC, 11% due 7/15/2013                   5,967,500
                          D         B2          6,000,000     Olympus Cable Holdings LLC, Term B, due 9/30/2010**         5,716,878
                          NR*       B3          1,100,080     Pegasus Media & Communications Inc., Term B,
                                                              due 4/30/2005**                                             1,081,745
                          CCC-      Ca          9,500,000     Pegasus Satellite Communications, Inc., 11.25%
                                                              due 1/15/2010                                               8,455,000
                                                                                                                      -------------
                                                                                                                         92,482,036


6             DEBT STRATEGIES FUND, INC.      FEBRUARY 29, 2004

Schedule of Investments (continued)                            (in U.S. dollars)

                          S&P       Moody's   Face
Industry++                Ratings@  Ratings@  Amount          Corporate Debt Obligations                                  Value
===================================================================================================================================
Chemicals--10.9%          B+        B1        $ 3,550,000     Arco Chemical, 9.80% due 2/01/2020                      $   3,487,875
                          B+        Ba3           869,565     Ethyl Corporation, Term, due 4/30/2009**                      876,811
                          D         C           8,700,000     GEO Specialty Chemicals, Inc., 10.125% due 8/01/2008        2,610,000
                          CCC+      Caa2       16,000,000     Huntsman ICI Holdings, 0% due 12/31/2009 (c)                7,520,000
                                                              Huntsman International LLC:
                          B-        B3          1,900,000          9.875% due 3/01/2009                                   2,090,000
                          CCC+      Caa1        2,000,000          10.125% due 7/01/2009                                  2,040,000
                          B+        B1          3,000,000     IMC Global Inc., 10.875% due 8/01/2013 (d)                  3,720,000
                          B+        B2          3,150,000     ISP Holdings, Inc., 10.625% due 12/15/2009                  3,480,750
                          BB-       B1          2,400,000     Millennium America Inc., 7.625% due 11/15/2026              2,280,000
                          NR*       NR*         6,238,237     Noveon International, Inc., 13% due 8/31/2011 (b)           6,612,531
                          BB-       B2          7,000,000     Omnova Solutions Inc., 11.25% due 6/01/2010                 7,805,000
                          NR*       NR*         1,450,917     PCI Chemicals, 10% due 12/31/2008                           1,414,644
                          NR*       NR*         4,000,000     Pinnacle Polymers, Term, due 12/15/2006**                   4,008,640
                          NR*       NR*           459,457     Pioneer Companies, Inc., 4.663% due 12/31/2006 (a)            447,971
                          BB-       B3          9,500,000     PolyOne Corporation, 10.625% due 5/15/2010                  9,785,000
                          CCC+      Caa1        2,150,000     Rhodia SA, 8.875% due 6/01/2011 (d)                         1,924,250
                          B-        B3          3,700,000     Rockwood Specialties Group, Inc., 10.625%
                                                              due 5/15/2011                                               4,107,000
                          B-        NR*         4,000,000     Salt Holdings Corporation, Inc., 0/12%
                                                              due 6/01/2013 (c)(d)                                        3,040,000
                          B-        Caa1        2,450,000     Terra Capital, Inc., 11.50% due 6/01/2010                   2,682,750
                          B         B3            750,000     United Agri Products, Inc., 8.25% due 12/15/2011 (d)          776,250
                          B-        B1          6,500,000     Wellman, Inc., Second Lien Term, due 2/10/2009**            6,383,540
                                                                                                                      -------------
                                                                                                                         77,093,012
===================================================================================================================================
Consumer Durables--                                           Simmons Company:
1.5%                      B-        Caa1        4,975,000          7.875% due 1/15/2014                                   5,012,313
                          B+        B3          5,000,000          Term B, due 6/19/2012**                                5,065,105
                                                                                                                      -------------
                                                                                                                         10,077,418
===================================================================================================================================
Consumer Non              BB+       Ba3         3,500,000     American Greetings Corporation, 11.75% due 7/15/2008        3,998,750
Durables--5.3%            B+        Ba3         2,600,000     Chattem, Inc., 4.12% due 3/01/2010 (a)(d)                   2,626,000
                          B-        B3            300,000     Elizabeth Arden, Inc., 7.75% due 1/15/2014 (d)                309,750
                          NR*       NR*         7,900,000  +  Galey & Lord, Inc., 9.125% due 03/01/2008                      59,250
                          B-        Caa1        2,000,000     General Binding Corporation, 9.375% due 6/01/2008           2,017,500
                          CCC-      Caa2        2,000,000     Home Products International, Inc., 9.625%
                                                              due 5/15/2008                                               1,450,000
                          NR*       Caa2        9,975,000     Levi Strauss & Co., Term A, due 9/29/2009**                10,357,342
                          B-        Caa1        4,000,000     North Atlantic Holding Company, 0/12.25%
                                                              due 3/01/2014 (c)(d)                                        2,440,000
                          CCC+      Caa2       10,500,000     Playtex Products, Inc., 9.375% due 6/01/2011                9,738,750
                          CCC+      Caa1        4,000,000     Samsonite Corporation, 10.75% due 6/15/2008                 4,170,000
                                                                                                                      -------------
                                                                                                                         37,167,342
===================================================================================================================================
Diversified Media--                                           Houghton Mifflin Company:
4.7%                      B         B3            775,000          9.875% due 2/01/2013                                     848,625
                          B         Caa1        8,525,000          0/11.50% due 10/15/2013 (c)(d)                         5,157,625
                          BBB-      Baa3        7,500,000     Liberty Media Corporation, 0.75% due 3/30/2023
                                                              (Convertible)                                               8,559,375
                          NR*       NR*         1,800,000  +  Loews Cineplex Entertainment Corporation, 8.875%
                                                              due 8/01/2008                                                  22,320
                          CCC+      Caa3        9,375,000     Muzak Holdings, LLC, 0/13% due 3/15/2010 (c)                9,000,000
                          CCC+      Caa2        3,875,000     NBC Acquisition Corp., 0/11% due 3/15/2013 (c)(d)           2,516,696
                          CCC+      Caa1        1,700,000     Nebraska Book Co., 8.625% due 3/15/2012 (d)                 1,700,000
                          B         B2          2,000,000     TransWestern Publishing Company, LLC, Term 2,
                                                              due 2/25/2012**                                             2,024,376
                          BB        B1          3,250,000     Vivendi Universal SA, 6.25% due 7/15/2008                   3,485,625
                                                                                                                      -------------
                                                                                                                         33,314,642


              DEBT STRATEGIES FUND, INC.      FEBRUARY 29, 2004                7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                            (in U.S. dollars)

                          S&P       Moody's   Face
Industry++                Ratings@  Ratings@  Amount          Corporate Debt Obligations                                  Value
===================================================================================================================================
Energy, Exploration &     CCC+      Caa1      $ 8,900,000     Continental Resources, Inc., 10.25% due 8/01/2008       $   9,167,000
Production--1.4%          B         B2            975,000     EXCO Resources, Inc., 7.25% due 1/15/2011 (d)               1,001,813
                                                                                                                      -------------
                                                                                                                         10,168,813
===================================================================================================================================
Energy-Other--9.2%        BB        Ba3         8,925,000     CITGO Petroleum Corporation, 11.375% due 2/01/2011         10,620,750
                                                              Dresser, Inc.:
                          B         B2          1,000,000          9.375% due 4/15/2011                                   1,080,000
                          BB-       Ba3         2,012,903          Term B, due 4/10/2009**                                2,035,967
                          C         Caa3        3,250,000     Energy Corporation of America, 9.50% due 5/15/2007          3,087,500
                                                              Giant Industries, Inc.:
                          B-        B3          2,000,000          9% due 9/01/2007                                       2,057,500
                          B-        B3         12,000,000          11% due 5/15/2012                                     13,380,000
                          BB-       B1            520,000     GulfTerra Energy Partners, LP, 8.50% due 6/01/2011            579,800
                          BBB       Baa2        7,500,000     Halliburton Company, 3.125% due 7/15/2023
                                                              (Convertible) (d)                                           8,475,000
                          B         B3          5,500,000     Star Gas Partners, LP, 10.25% due 2/15/2013                 6,105,000
                          B         B1            575,000     Suburban Propane Partners, LP, 6.875%
                                                              due 12/15/2013 (d)                                            589,375
                          B         B3          8,180,000     Tesoro Petroleum Corporation, 9% due 7/01/2008              8,486,750
                          B-        Caa1        9,050,000     United Refining Company, 10.75% due 6/15/2007               8,416,500
                                                                                                                      -------------
                                                                                                                         64,914,142
===================================================================================================================================
Finance--1.1%             NR*       B2          3,000,000     Ares Leveraged Investment Fund II, Junior
                                                              Subordinate Secured Note,
                                                              due 10/31/2005 (a)(d)                                       1,080,000
                          NR*       NR*         1,500,000     Investcorp SA, 7.54% due 10/21/2008                         1,521,375
                          BBB-      Ba1         4,000,000     Leucadia National Corporation, 7% due 8/15/2013 (d)         4,120,000
                          NR*       Ca          2,134,300     Pennant CBO Limited, 13.43% due 3/14/2011 (b)(d)(f)           853,720
                                                           +  SKM-Libertyview CBO I Limited (d)(f):
                          NR*       Ca          1,500,000          8.71% due 4/10/2011                                      255,000
                          NR*       C           1,000,000          11.91% due 4/10/2011                                      50,000
                                                                                                                      -------------
                                                                                                                          7,880,095
===================================================================================================================================
Food/Tobacco--7.7%        NR*       NR*         3,095,261+    Archibald Candy Corporation, 10% due 11/01/2007             1,176,199
                                                              Atkins Nutritionals, Inc.**:
                          NR*       NR*         2,500,000          First Lien, due 11/26/2009                             2,509,375
                          NR*       NR*         2,500,000          Second Lien, due 11/26/2009                            2,515,625
                                                              Commonwealth Brands, Inc. (d):
                          NR*       NR*         4,550,000          9.75% due 4/15/2008                                    4,982,250
                          NR*       NR*         8,000,000          10.625% due 9/01/2008                                  8,760,000
                          CCC       B2          2,200,000     Doane Pet Care Company, 10.75% due 3/01/2010                2,282,500
                                                              Dole Food Company, Inc.:
                          BB-       B2          8,000,000          7.25% due 6/15/2010 (d)                                8,160,000
                          BB-       B2          3,825,000          8.875% due 3/15/2011                                   4,102,313
                          NR*       NR*         4,241,096     Dr. Pepper Bottling, Term B, due 12/19/2010**               4,307,363
                          B-        B3          8,000,000     Luigino's Inc., 10% due 2/01/2006                           8,180,000
                          NR*       NR*         8,000,000  +  New World Pasta Company, 9.25% due 2/15/2009                1,360,000
                          NR*       Caa3        6,000,000     R.A.B. Enterprises, Inc., 10.50% due 5/01/2005              3,120,000
                          B-        Caa1        4,800,000     Tabletop Holdings, Inc., 0/12.25%
                                                              due 5/15/2014 (c)(d)                                        2,640,000
                                                                                                                      -------------
                                                                                                                         54,095,625
===================================================================================================================================
Gaming--8.2%                                               +  Aladdin Gaming LLC:
                          NR*       NR*        13,000,000          13.50% due 3/01/2010                                      65,000
                          NR*       Caa1        2,968,421          Term B, due 8/26/2006**                                2,686,421
                          NR*       Caa1        4,455,000          Term C, due 2/26/2008**                                4,031,775
                          NR*       NR*         4,887,805     Buffington Harbor Parking Associates LLC, Term B,
                                                              due 7/01/2011**                                             4,900,025
                          CCC+      Caa1        4,300,000     Hollywood Park, 9.25% due 2/15/2007 (d)                     4,439,750
                          B         Caa1        4,000,000     Inn of the Mountain Gods Resort and Casino, 12%
                                                              due 11/15/2010 (d)                                          4,350,000
                          B         B2          2,000,000     Jacobs Entertainment, Inc., 11.875% due 2/01/2009           2,140,000
                          B         B2          1,825,000     The Majestic Star Casino, LLC, 9.50% due 10/15/2010         1,911,688
                          B+        B2          3,591,000     Marina District Finance Co. (Borgata), Term B,
                                                              due 7/15/2007**                                             3,644,416
                          BB-       Ba2         7,000,000     Park Place Entertainment Corporation, 8.125%
                                                              due 5/15/2011                                               7,910,000
                          B         B2          2,150,000     Peninsula Gaming Company, LLC, 12.25% due 7/01/2006         2,322,000


8             DEBT STRATEGIES FUND, INC.      FEBRUARY 29, 2004

Schedule of Investments (continued)                            (in U.S. dollars)

                          S&P       Moody's   Face
Industry++                Ratings@  Ratings@  Amount          Corporate Debt Obligations                                  Value
===================================================================================================================================
Gaming                    B         B3        $ 7,000,000     Penn National Gaming, Inc., 11.125% due 3/01/2008       $   7,857,500
(concluded)               B         B2            300,000     Poster Financial Group Inc., 8.75%
                                                              due 12/01/2011 (d)                                            311,250
                          B+        B2          1,800,000     Sun International Hotels, 8.875% due 8/15/2011              1,989,000
                          B-        B3          4,000,000     Venetian Casino Resort, LLC, 11% due 6/15/2010              4,600,000
                          CCC+      B3          4,000,000     Wynn Las Vegas, LLC, 12% due 11/01/2010                     4,800,000
                                                                                                                      -------------
                                                                                                                         57,958,825
===================================================================================================================================
Health Care--5.7%         BB-       Ba2         5,000,000     Fresenius Medical Care Capital Trust IV, 7.875%
                                                              due 6/15/2011                                               5,431,250
                                                              HealthSouth Corporation:
                          NR*       NR*         2,500,000          8.50% due 2/01/2008                                    2,468,750
                          NR*       NR*         2,500,000          10.75% due 10/01/2008                                  2,443,750
                          NR*       NR*         5,000,000          7.625% due 6/01/2012                                   4,787,500
                          NR*       NR*         4,500,000          Term, due 1/16/2011**                                  4,477,500
                          B+        B1          3,452,127     MedPointe Inc., Term B, due 9/30/2008**                     3,473,702
                          B+        B1          6,000,000     Tenet Healthcare Corporation, 7.375% due 2/01/2013          5,550,000
                          BB-       B3          8,000,000     Triad Hospitals, Inc., 7% due 11/15/2013 (d)                8,280,000
                          CCC+      B3          3,325,000     Vanguard Health Systems, Inc., 9.75% due 8/01/2011          3,632,563
                                                                                                                      -------------
                                                                                                                         40,545,015
===================================================================================================================================
Housing--3.0%             NR*       NR*         5,850,000  +  Formica Corporation, 10.875% due 3/01/2009                  1,023,750
                          BB        Ba1         4,000,000     Lone Star Industries Inc., 8.85% due 6/15/2005 (d)          4,175,000
                          B+        B1          5,975,000     Nortek Holdings, Inc., 4.17% due 12/31/2010 (a)(d)          5,989,938
                          BB-       B1          7,625,000     Texas Industries, Inc., 10.25% due 6/15/2011                8,654,375
                          NR*       NR*         2,226,853     Trussway Industries Inc., Term B, due 12/31/2006**          1,647,871
                                                                                                                      -------------
                                                                                                                         21,490,934
===================================================================================================================================
Information Technology    NR*       B1          2,435,874  +  Trend Technologies, Inc., Term, due 2/28/2007**                     0
--0.0%
===================================================================================================================================
Leisure--2.7%             B         B2          7,000,000     Extended Stay America, Inc., 9.15% due 3/15/2008            7,227,500
                          B+        B1          8,250,000     Intrawest Corporation, 10.50% due 2/01/2010                 9,075,000
                                                              Wyndham International Corporation**:
                          NR*       NR*         1,198,087          Increasing Rate Term II, due 4/01/2006                 1,169,418
                          NR*       NR*         1,750,151          Term I, due 6/30/2006                                  1,725,617
                                                                                                                      -------------
                                                                                                                         19,197,535
===================================================================================================================================
Manufacturing--4.4%       B-        B3          4,000,000     EaglePicher Incorporated, 9.75% due 9/01/2013               4,400,000
                          NR*       NR*         1,231,968     GenTek Inc., Term, due 11/10/2008**                         1,240,284
                          NR*       Caa2       10,145,000  +  High Voltage Engineering Corporation, 10.75%
                                                              due 8/15/2004                                               2,536,250
                          NR*       Caa3        8,350,000  +  International Utility Structures Inc., 10.75%
                                                              due 2/01/2008                                               1,837,000
                          B-        B3          5,875,000     Invensys plc, 9.875% due 3/15/2011 (d)                      5,766,136
                          B         B3          4,000,000     JLG Industries, Inc., 8.375% due 6/15/2012                  4,180,000
                          B+        B3            600,000     NMHG Holding Company, 10% due 5/15/2009                       660,000
                          BBB-      Ba2         7,500,000     Tyco International Group SA, 2.75% due 1/15/2018
                                                              (Convertible)                                              10,106,250
                                                                                                                      -------------
                                                                                                                         30,725,920
===================================================================================================================================
Metal--Other--1.8%        B-        NR*         3,325,130     Citation Corporation, Term B, due 12/01/2007**              2,948,974
                          B+        B1          8,550,000     Massey Energy Company, 6.95% due 3/01/2007                  8,806,500
                          NR*       NR*         3,000,000  +  Ormet Corporation, Term, due 8/15/2008**                    1,215,000
                                                                                                                      -------------
                                                                                                                         12,970,474


              DEBT STRATEGIES FUND, INC.      FEBRUARY 29, 2004                9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                            (in U.S. dollars)

                          S&P       Moody's   Face
Industry++                Ratings@  Ratings@  Amount          Corporate Debt Obligations                                  Value
===================================================================================================================================
Packaging--7.5%           B+        B2        $ 9,625,000     Anchor Glass Container Corporation, 11%
                                                              due 2/15/2013                                           $  11,165,000
                          B-        B3          1,575,000     Berry Plastics Corporation, 10.75% due 7/15/2012            1,827,000
                          CCC+      B2          4,400,000     Crown Euro Holdings SA, 10.875% due 3/01/2013               5,126,000
                                                              Graham Packaging Company:
                          CCC+      Caa1        2,000,000          8.75% due 1/15/2008                                    2,020,000
                          CCC+      Caa1        5,000,000          4.795% due 1/15/2008 (a)                               4,650,000
                          CCC+      Caa2        5,700,000     Graham Packaging Holdings Company, 10.75%
                                                              due 1/15/2009                                               5,871,000
                          B         B3          7,250,000     Owens-Brockway Glass Container, Inc., 8.25%
                                                              due 5/15/2013                                               7,630,625
                          B-        Caa2        9,800,000     Pliant Corporation, 13% due 6/01/2010                       8,330,000
                          B-        B2            325,000     Portola Packaging, Inc., 8.25% due 2/01/2012 (d)              334,750
                          B         B2          2,500,000     Radnor Holdings Corporation, 11% due 3/15/2010              2,262,500
                                                              Tekni-Plex, Inc.:
                          B-        B3          2,000,000          12.75% due 6/15/2010                                   2,160,000
                          B-        B2          1,250,000          8.75% due 11/15/2013 (d)                               1,303,125
                                                                                                                      -------------
                                                                                                                         52,680,000
===================================================================================================================================
Paper--7.7%                                                   Ainsworth Lumber Co. Ltd.:
                          B+        B3          9,000,000          12.50% due 7/15/2007                                  11,610,000
                          B+        B3          2,500,000          13.875% due 7/15/2007                                  2,925,000
                          BB        Ba2         2,425,000     Boise Cascade Corporation, 6.50% due 11/01/2010             2,553,467
                          BB+       Ba2         8,250,000     Georgia-Pacific Corporation, 9.375% due 2/01/2013           9,508,125
                          B-        B3          2,000,000     Graphic Packaging International Inc., 9.50%
                                                              due 8/15/2013                                               2,250,000
                          B         Caa1        8,479,846     MDP Acquisitions PLC, 15.50% due 10/01/2013                10,006,218
                          B+        B3            630,000     Millar Western Forest Products Ltd., 7.75%
                                                              due 11/15/2013 (d)                                            663,075
                          B+        B2            850,000     Riverside Forest Products Ltd., 7.875%
                                                              due 3/01/2014 (d)                                             877,625
                          B+        B1          2,500,000     SP Newsprint Co., Term B, due 1/09/2010**                   2,534,375
                                                              Stone Container Corporation:
                          B         B2          3,600,000          8.375% due 7/01/2012                                   3,910,500
                          NR*       NR*         3,573,252          Term B, due 6/30/2009**                                3,620,894
                          NR*       NR*           605,427          Term C, due 6/30/2009**                                  611,103
                          BB-       Ba3         3,000,000     Tembec Industries, Inc., 8.625% due 6/30/2009               2,955,000
                                                                                                                      -------------
                                                                                                                         54,025,382
===================================================================================================================================
Services--2.9%            BB-       Ba3         1,440,000     Allied Waste North America, Inc., 7.875%
                                                              due 4/15/2013                                               1,562,400
                          NR*       Caa2        3,750,000     Anthony Crane Rental, Term, due 7/20/2006**                   712,500
                          B         B1          3,200,000     Corrections Corporation of America, 9.875%
                                                              due 5/01/2009                                               3,576,000
                          B-        B3            350,000     Great Lakes Dredge & Dock Corporation, 7.75%
                                                              due 12/15/2013 (d)                                            365,750
                          D         NR*         1,800,000  +  IT Group Inc., 11.25% due 4/01/2009                                18
                                                              Outsourcing Solutions Inc.**:
                          NR*       NR*            66,714          Revolving Credit, due 12/09/2008                          65,046
                          NR*       NR*         4,064,544          Term, due 12/09/2008                                   3,962,930
                          B+        B2          7,525,000     United Rentals North America Inc., 7.75%
                                                              due 11/15/2013 (d)                                          7,468,563
                          B-        B3          2,500,000     Williams Scotsman, Inc., 9.875% due 6/01/2007               2,456,250
                                                                                                                      -------------
                                                                                                                         20,169,457
===================================================================================================================================
Steel--0.1%                                                +  Acme Metals Incorporated**:
                          NR*       NR*         2,123,599          Post-Petition, due 12/01/2005                            100,871
                          NR*       NR*           183,854          Pre-Petition, due 12/01/2005                               8,733
                          NR*       NR*         5,254,254          Term, due 12/01/2005                                     249,578
                                                                                                                      -------------
                                                                                                                            359,182
===================================================================================================================================
Telecommunications--      NR*       NR*         5,000,000     ADC Telecommunications, Inc., 1.605% due 6/15/2013
8.9%                                                          (Convertible) (a)                                           5,500,000
                          B-        B2          5,000,000     Alaska Communications System Holdings, Inc., 9.875%
                                                              due 8/15/2011                                               5,275,000
                          B-        B3          1,200,000     Cincinnati Bell Inc., 8.375% due 1/15/2014                  1,263,000
                          B-        Caa1       11,025,000     FairPoint Communications, Inc., 12.50% due 5/01/2010       11,907,000
                                                              Qwest Capital Funding, Inc.:
                          CCC+      Caa2        2,000,000          6.375% due 7/15/2008                                   1,810,000
                          CCC+      Caa2        6,000,000          7.25% due 2/15/2011                                    5,370,000
                          CCC+      Caa2        8,200,000          6.875% due 7/15/2028                                   6,314,000
                          CCC+      B3          7,900,000     Qwest Communications International Inc., 4.63%
                                                              due 2/15/2009 (a)(d)                                        7,465,500


10            DEBT STRATEGIES FUND, INC.      FEBRUARY 29, 2004

Schedule of Investments (continued)                            (in U.S. dollars)

                          S&P       Moody's   Face
Industry++                Ratings@  Ratings@  Amount          Corporate Debt Obligations                                  Value
===================================================================================================================================
Telecommunications        B         B1        $ 7,000,000     Time Warner Telecom Holdings, Inc., 5.12%
(Concluded)                                                   due 2/15/2011 (a)(d)                                    $   6,947,500
                          CCC+      B3          8,000,000     Time Warner Telecom, Inc., 9.75% due 7/15/2008              7,560,000
                          NR*       NR*         3,454,305     WilTel Communications Group, Inc., Term,
                                                              due 9/08/2006**                                             3,449,987
                                                                                                                      -------------
                                                                                                                         62,861,987
===================================================================================================================================
Transportation            NR*       B+          2,950,000     Laidlaw International Inc., 10.75% due 6/15/2011 (d)        3,385,125
Services--1.1%            B+        B1          1,200,000     OMI Corporation, 7.625% due 12/01/2013                      1,251,000
                          NR*       NR*        10,000,000  +  Vectura Group, 11.25% due 1/01/2008                         2,812,500
                                                                                                                      -------------
                                                                                                                          7,448,625
===================================================================================================================================
Utilities--5.9%           B-        Caa1        1,250,000     The AES Corporation, 8.50% due 11/01/2007                   1,278,125
                          CCC+      Caa1        3,000,000     Calpine Canada Energy Finance ULC, 8.50%
                                                              due 5/01/2008                                               2,317,500
                                                              Calpine Corporation:
                          CCC+      Caa1        2,700,000          8.50% due 2/15/2011                                    2,065,500
                          B         NR*         7,960,000          Term B, due 7/15/2007**                                7,596,825
                          D         NR*         2,300,000  +  Mirant Americas Generation LLC, 7.625% due 5/01/2006        1,851,500
                                                              Mission Energy Holding Company:
                          CCC       Caa2       12,600,000          13.50% due 7/15/2008                                  13,072,500
                          NR*       NR*         3,000,000          Term, due 12/11/2006**                                 3,030,000
                                                              NRG Energy, Inc.:
                          B+        B2          2,275,000          8% due 12/15/2013 (d)                                  2,348,938
                          BB        B1           437,500           Credit Link Deposit, due 6/23/2010**                     450,693
                          BB        B1            781,375          Term, due 6/23/2010**                                    804,938
                          B-        B2          3,200,000     Sierra Pacific Resources, 8.75% due 5/15/2005               3,312,000
                          B-        B1            650,000     Southern Natural Gas Company, 8.875% due 3/15/2010            715,000
                          BB+       Ba2         1,592,000     TNP Enterprises, Inc., Term, due 12/31/2006**               1,606,925
                          B+        B3          1,425,000     The Williams Companies, Inc., 8.625% due 6/01/2010          1,556,813
                                                                                                                      -------------
                                                                                                                         42,007,257
===================================================================================================================================
Wireless                  CCC       Caa1        5,500,000     Alamosa (Delaware), Inc., 8.50% due 1/31/2012 (d)           5,252,500
Communications--8.4%                                          American Tower Corporation:
                          CCC       Caa1        3,000,000          9.375% due 2/01/2009                                   3,180,000
                          CCC       Caa1       5,000,000           5% due 2/15/2010 (Convertible)                         4,931,250
                          CCC       B3          1,325,000     American Tower Escrow Corporation, 0%
                                                              due 8/01/2008 (c)                                             927,500
                          B         B1          2,672,175     American Tower Systems Corp., Term C,
                                                              due 12/31/2007**                                            2,705,021
                          B-        B2          6,000,000     Centennial Cellular, Term, due 2/09/2011**                  6,033,126
                                                              Crown Castle International Corp. (d):
                          CCC       B3          3,625,000          9.375% due 8/01/2011                                   3,987,500
                          CCC       B3         13,000,000          7.50% due 12/01/2013                                  13,032,500
                          B-        B1          2,394,000     Dobson Cellular Systems, Inc., Term, due 3/31/2010**        2,417,085
                          CCC+      B3          3,775,000     MobiFon Holdings B.V., 12.50% due 7/31/2010                 4,416,750
                          CCC+      B2            425,000     Nextel Communications, Inc., 9.50% due 2/01/2011              477,063
                          CCC+      Caa1          984,000     Nextel Partners, Inc., 12.50% due 11/15/2009                1,146,360
                          CC        Caa2        2,150,000     SBA Communications Corporation, 10.25% due 2/01/2009        2,155,375
                          CC        Caa1        1,425,000     SBA Telecommunications, Inc., 0/9.75%
                                                              due 12/15/2011 (c)(d)                                         983,250
                          CCC+      B3          7,400,000     SpectraSite, Inc., 8.25% due 5/15/2010                      7,788,500
                                                                                                                      -------------
                                                                                                                         59,433,780
                          ---------------------------------------------------------------------------------------------------------
                                                              Total Investments in Corporate Debt Obligations
                                                              (Cost--$961,305,163)--132.7%                              936,933,529
                          =========================================================================================================

                                              Shares
                                              Held            Common Stocks
===================================================================================================================================
Chemicals--0.1%                                    93,826  +  Pioneer Companies, Inc.                                       609,869
===================================================================================================================================
Finance--0.5%                                      35,000     Preferred Term Securities VI (d)                            3,258,500
===================================================================================================================================
Food/Tobacco--0.1%                                 15,252  +  Archibald Candy Corporation                                       153
                                                1,428,423  +  Viskase Companies, Inc.                                       585,653
                                                                                                                      -------------
                                                                                                                            585,806
===================================================================================================================================


              DEBT STRATEGIES FUND, INC.      FEBRUARY 29, 2004               11

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                            (in U.S. dollars)

                                              Shares
Industry++                                    Held            Common Stocks                                               Value
===================================================================================================================================
Leisure--0.1%                                      83,363  +  Lodgian, Inc.                                           $     663,569
===================================================================================================================================
Manufacturing--0.2%                               724,291  +  ACP Holding Company (d)                                     1,086,437
                                                   21,203  +  Thermadyne Holdings Corporation                               296,842
                                                                                                                      -------------
                                                                                                                          1,383,279
===================================================================================================================================
Services--0.4%                                     89,027  +  Outsourcing Solutions Inc                                   3,115,945
===================================================================================================================================
Steel--0.0%                                        41,149     Acme Package Corp. Senior Holdings                            205,745
                                                   91,399  +  Geneva Steel Holdings Corp.                                         9
                                                                                                                      -------------
                                                                                                                            205,754
===================================================================================================================================
Telecommunications--0.2%                           26,457     IDT Corporation                                               466,635
                                                   33,077  +  IDT Corporation (Class B)                                     686,348
                                                                                                                      -------------
                                                                                                                          1,152,983
===================================================================================================================================
Wireless                                                   +  Microcell Telecommunications Inc:
Telecommunications--0.1%                              259          (Class A)                                                  4,828
                                                   30,841          (Class B)                                                574,641
                                                                                                                      -------------
                                                                                                                            579,469
                          ---------------------------------------------------------------------------------------------------------
                                                              Total Investments in Common Stocks
                                                              (Cost--$20,213,288)--1.7%                                  11,555,174
                          =========================================================================================================

                                                              Preferred Stocks
===================================================================================================================================
Automotive                                        200,000     General Motors Corporation (Convertible)                    6,128,000
Equipment--0.8%
===================================================================================================================================
Broadcasting--0.0%                                     36     Paxson Communications Corporation
                                                              (Convertible) (b)(d)                                          288,960
===================================================================================================================================
Cable-U.S.--1.8%                                    5,000     Adelphia Communications Corporation                            45,000
                                                   22,500     CSC Holdings, Inc.                                          2,379,375
                                                   69,100     CSC Holdings, Inc.                                          7,290,050
                                                    3,500     Pegasus Satellite Communications, Inc.                      2,870,000
                                                                                                                      -------------
                                                                                                                         12,584,425
===================================================================================================================================
Diversified                                       250,000     Newscorp Overseas Limited                                   6,305,000
Media--0.9%
===================================================================================================================================
Leisure--0.3%                                      78,977     Lodgian, Inc.                                               1,974,425
===================================================================================================================================
Wireless                                                1     Dobson Communications Corporation (b)                             714
Communications--0.1%                               31,026     Microcell Telecommunications Inc. (Convertible)
                                                              (Class B)                                                     547,796
                                                                                                                      -------------
                                                                                                                            548,510
                          ---------------------------------------------------------------------------------------------------------
                                                              Total Investments in Preferred Stocks
                                                              (Cost--$24,731,567)--3.9%                                  27,829,320
                          =========================================================================================================

                                                              Warrants & Rights
===================================================================================================================================
Broadcasting--0.0%                                 15,000     Sirius Satellite Radio Inc. (Warrants) (g)                        150
===================================================================================================================================
Gaming--0.0%                                       15,140     Peninsula Gaming Company, LLC (Warrants) (g)                   90,842
===================================================================================================================================
Health Care--0.1%                                 126,760     HealthSouth Corporation (Warrants) (g)                        285,211
===================================================================================================================================
Manufacturing--0.1%                               652,739     ACP Holding Company (Warrants) (g)                            979,109
                                                              Thermadyne Holdings Corporation (Warrants) (g):
                                                   33,536          (Series A)                                                 5,030
                                                   20,290          (Series B)                                                     0
                                                                                                                      -------------
                                                                                                                            984,139
===================================================================================================================================
Paper--0.0%                                         7,000     MDP Acquisitions PLC (Warrants) (g)                            84,000
===================================================================================================================================


12            DEBT STRATEGIES FUND, INC.      FEBRUARY 29, 2004

Schedule of Investments (concluded)                            (in U.S. dollars)

                                              Shares
Industry++                                    Held            Warrants & Rights                                               Value
===================================================================================================================================
Services--0.0%                                                Anthony Crane Rental Holdings LP (Warrants) (g):
                                                    4,768          (Class A)                                          $           0
                                                      530          (Class L)                                                      0
                                                                                                                      -------------
                                                                                                                                  0
===================================================================================================================================
Steel--0.0%                                        28,660     Geneva Steel Holdings Corp. (Equity Rights) (e)                     0
===================================================================================================================================
Wireless                                            1,325     American Tower Escrow Corporation (Warrants) (g)              180,200
Communications--0.1%                               11,456     Microcell Telecommunications Inc. (Warrants) (g)               47,813
                                                   19,093     Microcell Telecommunications Inc. (Warrants) (g)               94,629
                                                                                                                      -------------
                                                                                                                            322,642
                          ---------------------------------------------------------------------------------------------------------
                                                              Total Investments in Warrants & Rights
                                                              (Cost--$1,396,295)--0.3%                                    1,766,984
                          =========================================================================================================

                                              Beneficial
                                              Interest        Other Interests (i)
                          =========================================================================================================
                                                3,614,601     Cambridge Industries, Inc. (Litigation Trust
                                                              Certificates)                                                 175,308
                                                2,641,443     US Airways, Inc.--Certificate of Beneficial Interest          739,604
                                                3,500,000     WilTel Communications Group, Inc. (Litigation Trust
                                                              Certificates)                                                      35
                                                2,000,000     WilTel Communications Group, Inc. (Litigation Trust
                                                              Certificates)                                                      20
                                                5,611,040     WinStar Communications, Inc. (Litigation Trust
                                                              Certificates)                                                  63,180
                          ---------------------------------------------------------------------------------------------------------
                                                              Total Investments in Other Interests
                                                              (Cost--$855,617)--0.1%                                        978,147
                          =========================================================================================================

                                                              Short-Term Securities
                          =========================================================================================================
                                              $   939,431     Merrill Lynch Liquidity Series, LLC Cash Sweep
                                                              Series I (h)                                                  939,431
                          ---------------------------------------------------------------------------------------------------------
                                                              Total Investments in Short-Term Securities
                                                              (Cost--$939,431)--0.1%                                        939,431
                          =========================================================================================================
                          Total Investments (Cost--$1,009,441,361)--138.8%                                              980,002,585

                          Liabilities in Excess of Other Assets--(38.8%)                                               (273,741,371)
                                                                                                                      -------------
                          Net Assets--100.0%                                                                          $ 706,261,214
                                                                                                                      =============

*     Not Rated.
** Floating rate corporate debt in which the Fund invests generally pays interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally
      (i) the lending rate offered by one or more major European banks, such as LIBOR (London Inter-Bank Offered Rate), (ii) the prime rate offered by one or more major United States banks, or (iii) the certificate of deposit rate. Corporate loans represent 26.3% of the Fund's net assets.
+     Non-income producing security.
++ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
@     Ratings of issues shown are unaudited.
(a)   Floating rate note.
(b) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(c) Represents a zero coupon or step bond; the interest rate on a step bond will commence its accrual at a fixed rate of interest on a predetermined date until maturity.
(d) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(e) Each Equity Right entitles the Fund to purchase one share of new Preferred Stock at a price of $10.80 per Equity Right and is non-income producing.
(f) Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(g) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(h) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

      --------------------------------------------------------------------------
                                                           Net         Interest
      Affiliate                                          Activity       Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series,
       LLC Cash Sweep Series I                           $577,762      $ 54,596
      --------------------------------------------------------------------------

(i) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

      See Notes to Financial Statements.


              DEBT STRATEGIES FUND, INC.      FEBRUARY 29, 2004               13

[LOGO] Merrill Lynch Investment Managers

Statement of Assets, Liabilities and Capital

As of February 29, 2004
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Investments, at value (identified cost--$1,009,441,361) ...............                      $   980,002,585
                       Cash ..................................................................                               30,094
                       Receivables:
                          Interest (including $26 from affiliates) ...........................     $ 14,817,339
                          Securities sold ....................................................          279,641          15,096,980
                                                                                                   ------------
                       Deferred facility fees ................................................                                5,540
                       Prepaid expenses and other assets .....................................                              149,919
                                                                                                                    ---------------
                       Total assets ..........................................................                          995,285,118
                                                                                                                    ---------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
                       Loans .................................................................                          269,075,000
                       Payables:
                          Securities purchased ...............................................       19,381,480
                          Investment adviser .................................................          442,770
                          Interest on loans ..................................................           48,425
                          Commitment fees ....................................................            4,417
                          Other affiliates ...................................................            2,372          19,879,464
                                                                                                   ------------
                       Deferred income .......................................................                                6,891
                       Accrued expenses and other liabilities ................................                               62,549
                                                                                                                    ---------------
                       Total liabilities .....................................................                          289,023,904
                                                                                                                    ---------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets ............................................................                      $   706,261,214
                                                                                                                    ===============
===================================================================================================================================
Capital
-----------------------------------------------------------------------------------------------------------------------------------
                       Common Stock, $.10 par value, 200,000,000 shares authorized ...........                      $    10,519,601
                       Paid-in capital in excess of par ......................................                        1,061,643,222
                       Undistributed investment income--net ..................................     $  2,758,783
                       Accumulated realized capital losses on investments and foreign
                        currency transactions--net ...........................................     (339,214,244)
                       Unrealized depreciation on investments and foreign currency
                        transactions--net ....................................................      (29,446,148)
                                                                                                   ------------
                       Total accumulated losses--net .........................................                         (365,901,609)
                                                                                                                    ---------------
                       Total capital--Equivalent to $6.71 per share based on 105,196,007
                        shares of Capital Stock outstanding (market price--$6.69) ............                      $   706,261,214
                                                                                                                    ===============

      See Notes to Financial Statements.


14            DEBT STRATEGIES FUND, INC.      FEBRUARY 29, 2004

Statement of Operations

For the Year Ended February 29, 2004
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
                       Interest (including $54,596 from affiliates) .........................                         $  85,003,143
                       Dividends ............................................................                             3,221,201
                       Facility and other fees ..............................................                               658,576
                                                                                                                      -------------
                       Total income .........................................................                            88,882,920
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees .............................................      $   5,313,524
                       Loan interest expense ................................................          3,397,080
                       Borrowing costs ......................................................            340,378
                       Accounting services ..................................................            213,246
                       Professional fees ....................................................            198,635
                       Transfer agent fees ..................................................            123,585
                       Listing fees .........................................................             77,582
                       Printing and shareholder reports .....................................             62,817
                       Custodian fees .......................................................             52,600
                       Directors' fees and expenses .........................................             49,861
                       Pricing services .....................................................             26,743
                       Other ................................................................             31,293
                                                                                                   -------------
                       Total expenses .......................................................                             9,887,344
                                                                                                                      -------------
                       Investment income--net ...............................................                            78,995,576
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain (Loss) on Investments and Foreign Currency Transactions--Net
-----------------------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments--net ..................................................        (35,690,641)
                          Foreign currency transactions--net ................................             68,110        (35,622,531)
                                                                                                   -------------
                       Changes in unrealized depreciation on:
                          Investments--net ..................................................        181,822,649
                          Foreign currency transactions--net ................................               (251)       181,822,398
                                                                                                   --------------------------------
                       Total realized and unrealized gain on investments and foreign
                        currency transactions--net ..........................................                           146,199,867
                                                                                                                      -------------
                       Net Increase in Net Assets Resulting from Operations .................                         $ 225,195,443
                                                                                                                      =============

      See Notes to Financial Statements.


              DEBT STRATEGIES FUND, INC.      FEBRUARY 29, 2004               15

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets

                                                                                                       For the           For the
                                                                                                      Year Ended        Year Ended
                                                                                                     February 29,      February 28,
Increase (Decrease) in Net Assets:                                                                       2004              2003
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ..................................................    $  78,995,576     $  81,536,760
                       Realized loss on investments and foreign currency transactions--net .....      (35,622,531)      (60,907,659)
                       Change in unrealized depreciation on investments and foreign
                        currency transactions--net .............................................      181,822,398        (9,693,150)
                                                                                                    -------------------------------
                       Net increase in net assets resulting from operations ....................      225,195,443        10,935,951
                                                                                                    -------------------------------
===================================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
                       Dividends to shareholders from investment income--net ...................      (82,761,761)      (81,536,390)
                                                                                                    -------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
                       Value of shares issued in reinvestment of dividends .....................        6,747,816         7,626,072
                       Recovery of previously expensed Common Stock offering costs .............           11,432                --
                                                                                                    -------------------------------
                       Net increase in net assets resulting from capital share transactions ....        6,759,248         7,626,072
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets .................................      149,192,930       (62,974,367)
                       Beginning of year .......................................................      557,068,284       620,042,651
                                                                                                    -------------------------------
                       End of year* ............................................................    $ 706,261,214     $ 557,068,284
                                                                                                    ===============================
                          * Undistributed investment income--net ...............................    $   2,758,783     $   7,189,935
                                                                                                    ===============================

      See Notes to Financial Statements.


16            DEBT STRATEGIES FUND, INC.      FEBRUARY 29, 2004

Statement of Cash Flows

For the Year Ended February 29, 2004
===================================================================================================================================
Cash Provided by Operating Activities
-----------------------------------------------------------------------------------------------------------------------------------
                       Net increase in net assets resulting from operations .................................         $ 225,195,443
                       Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
                          Decrease in receivables ...........................................................             3,114,110
                          Increase in other assets ..........................................................              (139,868)
                          Increase in other liabilities .....................................................                 6,234
                          Realized and unrealized gain on investments--net ..................................          (146,199,867)
                          Amortization of premium and discount ..............................................           (16,608,587)
                          Proceeds from sales and paydowns of long-term securities ..........................           628,390,513
                          Purchases of long-term securities .................................................          (640,350,208)
                          Purchases of short-term investments--net ..........................................              (577,762)
                                                                                                                      -------------
                       Net cash provided by operating activities ............................................            52,830,008
                                                                                                                      -------------
===================================================================================================================================
Cash Used for Financing Activities
-----------------------------------------------------------------------------------------------------------------------------------
                       Cash receipts from borrowings ........................................................           281,175,000
                       Cash payments on borrowings ..........................................................          (258,000,000)
                       Write-off of offering costs resulting from the issuance of common stock ..............                11,432
                       Dividends paid to shareholders .......................................................           (76,013,945)
                                                                                                                      -------------
                       Net cash used for financing activities ...............................................           (52,827,513)
                                                                                                                      -------------
===================================================================================================================================
Cash
-----------------------------------------------------------------------------------------------------------------------------------
                       Net increase in cash .................................................................                 2,495
                       Cash at beginning of year ............................................................                27,599
                                                                                                                      -------------
                       Cash at end of year ..................................................................         $      30,094
                                                                                                                      =============
===================================================================================================================================
Cash Flow Information
-----------------------------------------------------------------------------------------------------------------------------------
                       Cash paid for interest ...............................................................         $   3,409,067
                                                                                                                      =============
===================================================================================================================================
Non-Cash Financing Activities
-----------------------------------------------------------------------------------------------------------------------------------
                       Capital shares issued in reinvestment of dividends paid to shareholders ..............         $   6,747,816
                                                                                                                      =============

      See Notes to Financial Statements.


              DEBT STRATEGIES FUND, INC.      FEBRUARY 29, 2004               17

[LOGO] Merrill Lynch Investment Managers

Financial Highlights

The following per share data and ratios have been derived            For the               For the Year Ended           For the
from information provided in the financial statements.              Year Ended                 February 28,            Year Ended
                                                                    February 29, ------------------------------------- February 29,
Increase (Decrease) in Net Asset Value:                                2004         2003          2002          2001      2000
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
              Net asset value, beginning of year ................   $    5.35    $    6.03     $    7.53     $    8.60    $    9.15
                                                                    ---------------------------------------------------------------
              Investment income--net ............................         .75+         .79+          .92+          .96+         .97
              Realized and unrealized gain (loss) on investments
               and foreign currency transactions--net ...........        1.40         (.68)        (1.49)        (1.07)        (.56)
                                                                    ---------------------------------------------------------------
              Total from investment operations ..................        2.15          .11          (.57)         (.11)         .41
                                                                    ---------------------------------------------------------------
              Less dividends from investment income--net ........        (.79)        (.79)         (.93)         (.96)        (.96)
                                                                    ---------------------------------------------------------------
              Recovery of previously expensed offering costs
               (capital write-off) resulting from the issuance of
               Common Stock .....................................          --@          --            --@           --           --
                                                                    ---------------------------------------------------------------
              Net asset value, end of year ......................   $    6.71    $    5.35     $    6.03     $    7.53    $    8.60
                                                                    ===============================================================
              Market price per share, end of year ...............   $    6.69    $    5.99     $    6.57     $    7.15    $  7.1875
                                                                    ===============================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
              Based on market price per share ...................       26.31%        4.85%         5.69%        13.97%        3.19%
                                                                    ===============================================================
              Based on net asset value per share ................       41.84%        2.04%        (7.89%)         .31%        6.26%
                                                                    ===============================================================
===================================================================================================================================
Ratio to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
              Expenses, excluding interest expense ..............        1.00%        1.07%         1.04%         1.20%         .98%
                                                                    ===============================================================
              Expenses ..........................................        1.53%        1.91%         2.59%         3.87%        2.87%
                                                                    ===============================================================
              Investment income--net ............................       12.22%       14.32%        13.69%        12.23%       10.88%
                                                                    ===============================================================
===================================================================================================================================
Leverage
-----------------------------------------------------------------------------------------------------------------------------------
              Amount of borrowings, end of year (in thousands) ..   $ 269,075    $ 245,900     $ 273,600     $ 301,000    $ 161,000
                                                                    ===============================================================
              Average amount of borrowings outstanding during the
               year (in thousands) ..............................   $ 239,315    $ 238,863     $ 280,460     $ 228,640    $ 182,404
                                                                    ===============================================================
              Average amount of borrowings outstanding per share
               during the year ..................................   $    2.29    $    2.31     $    2.75     $    3.07    $    2.91
                                                                    ===============================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
              Net assets, end of year (in thousands) ............   $ 706,261    $ 557,068     $ 620,043     $ 763,834    $ 538,343
                                                                    ===============================================================
              Portfolio turnover ................................       70.43%       64.54%        49.58%        36.86%       61.76%
                                                                    ===============================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
@     Amount is less than $.01 per share.

      See Notes to Financial Statements.


18            DEBT STRATEGIES FUND, INC.      FEBRUARY 29, 2004

Notes to Financial Statements

1. Significant Accounting Policies:

Debt Strategies Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange ("NYSE") under the symbol DSU.

(a) Corporate debt obligations -- The Fund invests principally in debt obligations of companies, including Corporate Loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks and other financial institutions, the Fund's investment in Corporate Loans could be considered concentrated in financial institutions.

(b) Valuation of investments -- Corporate Loans are valued in accordance with guidelines established by the Board of Directors. Corporate Loans are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of Corporate Loans for which no reliable price quotes are available, such Corporate Loans will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. If the pricing service does not provide a value for the Corporate Loan, the Investment Adviser will value the loan at fair value, which is intended to approximate market value.

Securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of the Fund. Long positions in securities traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions in securities traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. The swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. The Fund employs certain pricing services to provide securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Directors. Such valuations and procedures will be reviewed periodically by the Directors.

Generally, trading in foreign securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the


              DEBT STRATEGIES FUND, INC.      FEBRUARY 29, 2004               19

[LOGO] Merrill Lynch Investment Managers

Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Board of Directors.

(c) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward foreign exchange contracts -- The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call and put options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Swaps -- The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.

(d) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(f) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(g) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


20            DEBT STRATEGIES FUND, INC.      FEBRUARY 29, 2004

(h) Reclassification -- Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $664,968 has been reclassified between undistributed net investment income and accumulated net realized capital losses. This reclassification has no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to FAM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to perform the investment advisory function. For such services, the Fund pays a monthly fee at an annual rate of .60% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

In addition, Merrill Lynch, Pierce, Fenner, & Smith Incorporated, a subsidiary of ML & Co., received $5,094 in commissions on the execution of portfolio security transactions for the Fund for the year ended February 29, 2004.

For the year ended February 29, 2004, the Fund reimbursed FAM $13,759 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, MLAM U.K., PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended February 29, 2004 were $654,892,385 and $618,352,718, respectively.

Net realized gains (losses) for the year ended February 29, 2004 and net unrealized gains (losses) as of February 29, 2004 were as follows:

--------------------------------------------------------------------------------
                                                 Realized           Unrealized
                                              Gains (Losses)      Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ..................       $(35,690,641)       $(29,438,776)
Unfunded corporate loans ...............                 --              (7,121)
Foreign currency transactions ..........             68,110                (251)
                                               --------------------------------
Total ..................................       $(35,622,531)       $(29,446,148)
                                               ================================

As of February 29, 2004, net unrealized depreciation for Federal income tax purposes aggregated $29,627,650, of which $74,959,682 related to appreciated securities and $104,587,332 related to depreciated securities. The aggregate cost of investments at February 29, 2004 for Federal income tax purposes was $1,009,630,235.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of Common Stock, par value $.10 per share. Shares issued and outstanding during the years ended February 29, 2004 and February 28, 2003 increased by 1,056,734 and 1,356,882, respectively, as a result of dividend reinvestment.

5. Unfunded Corporate Loans:

As of February 29, 2004, the Fund had unfunded loan commitments of $142,425, which would be extended at the option of the borrower, pursuant to the following loan agreement:

--------------------------------------------------------------------------------
                                                                     Unfunded
                                                                    Commitment
Borrower                                                          (in Thousands)
--------------------------------------------------------------------------------
Outsourcing Solutions Inc. ..................................     $         142
                                                                  =============

6. Short-Term Borrowings:

On May 28, 2003, the Fund entered into its $318,000,000 revolving credit and security agreement with Citibank, N.A. and other lenders (the "Lenders"). Under the revolving credit and security agreement, the Fund may borrow money through
(i) a line of credit from certain Lenders at the eurodollar rate plus .75% or the highest of the Federal Funds rate plus .50%, a base rate as determined by Citibank, N.A. and/or the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major U.S. money market banks plus .50%, or (ii) the issuance of commercial paper notes by certain Lenders at rates of interest based upon the weighted average of the per annum rates paid or payable by


              DEBT STRATEGIES FUND, INC.      FEBRUARY 29, 2004               21

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)

such Lenders in respect of those commercial paper notes. As security for its obligations to the Lenders under the revolving credit and security agreement, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders. The Fund also pays additional borrowing costs which include a commitment fee for this facility at the annual rate of .10% and a program fee of .24% on the borrowings outstanding.

For the year ended February 29, 2004, the average amount borrowed was approximately $239,315,000 and the daily weighted average interest rate was 1.42%.

7. Distributions to Shareholders:

The Fund paid an ordinary income dividend in the amount of $.057000 per share on March 31, 2004 to shareholders of record on March 15, 2004.

The tax character of distributions paid during the fiscal years ended February 29, 2004 and February 28, 2003 was as follows:

--------------------------------------------------------------------------------
                                                   2/29/2004          2/28/2003
--------------------------------------------------------------------------------
Distributions paid from:
   Ordinary income .......................        $82,761,761        $81,536,390
                                                  ------------------------------
Total taxable distributions ..............        $82,761,761        $81,536,390
                                                  ==============================

As of February 29, 2004, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income--net .....................        $   4,613,248
Undistributed long-term capital gains--net .............                   --
                                                                -------------
Total undistributed earnings--net ......................            4,613,248
Capital loss carryforward ..............................         (305,457,461)*
Unrealized losses--net .................................          (65,057,396)**
                                                                -------------
Total accumulated losses--net ..........................        $(365,901,609)
                                                                =============

* On February 29, 2004, the Fund had a net capital loss carryforward of $305,457,461, of which $263,491 expires in 2005, $12,067,388 expires in
      2006, $27,376,921 expires in 2007, $51,234,056 expires in 2008,
      $21,442,332 expires in 2009, $90,564,493 expires in 2010, $85,285,305 expires in 2011 and $17,223,475 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, book/tax differences in the accrual of income on securities in default, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the deferral of post-October capital losses for tax purposes and other book/tax temporary differences.


22            DEBT STRATEGIES FUND, INC.      FEBRUARY 29, 2004

Independent Auditors' Report

To the Shareholders and Board of Directors of Debt Strategies Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Debt Strategies Fund, Inc. as of February 29, 2004, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2004, by correspondence with the custodian and financial intermediaries; where replies were not received from financial intermediaries, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Debt Strategies Fund, Inc. as of February 29, 2004, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
April 22, 2004


              DEBT STRATEGIES FUND, INC.      FEBRUARY 29, 2004               23

[LOGO] Merrill Lynch Investment Managers

Portfolio Information (unaudited)

As of February 29, 2004

                                                                      Percent of
Ten Largest Holdings                                                Total Assets
--------------------------------------------------------------------------------
Crown Castle International Corp. .......................................    1.7%
Charter Communications Holdings, LLC ...................................    1.7
Telewest Communications PLC ............................................    1.7
Century Cable Holdings PLC .............................................    1.6
Mission Energy Holding Company .........................................    1.6
Giant Industries, Inc. .................................................    1.6
Ainsworth Lumber Co. Ltd. ..............................................    1.5
HealthSouth Corporation ................................................    1.4
Commonwealth Brands Inc. ...............................................    1.4
Quest Capital Funding, Inc. ............................................    1.4
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries*                                            Total Assets
--------------------------------------------------------------------------------
Cable-U.S .................................................                10.6%
Chemicals .................................................                 7.8
Energy--Other .............................................                 6.5
Telecommunications ........................................                 6.4
Wireless Communications ...................................                 6.1
--------------------------------------------------------------------------------

* For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

                                                                      Percent of
Quality Ratings by S&P/Moody's                             Long-Term Investments
--------------------------------------------------------------------------------
BBB/Baa ..................................................                  3.2%
BB/Ba ....................................................                 13.9
B/B ......................................................                 44.9
CCC/Caa or lower .........................................                 21.0
NR (Not Rated) ...........................................                 17.0
--------------------------------------------------------------------------------

Geographic Allocation                                                 Percent of
By Country                                                 Long-Term Investments
--------------------------------------------------------------------------------
United States ...........................................                  91.4%
Canada ..................................................                   3.6
France ..................................................                   1.1
Luxembourg ..............................................                   1.0
Ireland .................................................                   1.0
Australia ...............................................                   0.7
Bermuda .................................................                   0.5
Netherlands .............................................                   0.5
Bahamas .................................................                   0.2
Cayman Islands ..........................................                   0.0*
--------------------------------------------------------------------------------

*     Amount is less than 0.1%.


24            DEBT STRATEGIES FUND, INC.      FEBRUARY 29, 2004

Automatic Dividend Reinvestment Plan

The following description of the Fund's Automatic Dividend Reinvestment Plan (the "Plan") is sent to you annually as required by Federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by The Bank of New York (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by The Bank of New York, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.


              DEBT STRATEGIES FUND, INC.      FEBRUARY 29, 2004               25

[LOGO] Merrill Lynch Investment Managers

Automatic Dividend Reinvestment Plan (concluded)

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258, Telephone: 800-432-8224.


26            DEBT STRATEGIES FUND, INC.      FEBRUARY 29, 2004

Important Tax Information (unaudited)

Of the ordinary income distributions paid monthly by Debt Strategies Fund, Inc. during the fiscal year ended February 29, 2004, 3.95% qualifies for the dividends received deduction for corporations and 3.89% qualifies for dividend income for individuals.

Please retain this information for your records.


              DEBT STRATEGIES FUND, INC.      FEBRUARY 29, 2004               27

[LOGO] Merrill Lynch Investment Managers

Officers and Directors (unaudited)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length                                                         Fund Complex    Directorships
                           Held with    of Time                                                        Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011  President    1999 to  President and Chairman of the Merrill Lynch           123 Funds       None
Glenn*      Princeton, NJ  and          present  Investment Managers, L.P. ("MLIM")/Fund Asset         159 Portfolios
            08543-9011     Director     and      Management, L.P. ("FAM")--Advised Funds since
            Age: 63                     1997 to  1999; Chairman (Americas Region) of MLIM from 2000 present  to 2002; Executive Vice President of FAM and MLIM
                                                 (which terms as used herein include their corporate
                                                 predecessors) from 1983 to 2002; President of
                                                 FAM Distributors, Inc. ("FAMD") from 1986 to 2002
                                                 and Director thereof from 1991 to 2002; Executive
                                                 Vice President and Director of Princeton Services,
                                                 Inc. ("Princeton Services") from 1993 to 2002;
                                                 President of Princeton Administrators, L.P. from
                                                 1989 to 2002; Director of Financial Data Services,
                                                 Inc. since 1985.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or
              MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with FAM, MLIM, FAMD, Princeton Services and Princeton Administrators, L.P. The
              Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
Ronald W.   P.O. Box 9095  Director     1997 to  Professor Emeritus of Finance, School of Business,    51 Funds        None
Forbes      Princeton, NJ               present  State University of New York at Albany since 2000     50 Portfolios
            08543-9095                           and Professor thereof from 1989 to 2000;
            Age: 63                              International Consultant at the Urban Institute
                                                 from 1995 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Cynthia A.  P.O. Box 9095  Director     1997 to  Professor of Harvard Business School since 1989.      51 Funds        Newell
Montgomery  Princeton, NJ               present                                                        50 Portfolios   Rubbermaid,
            08543-9095                                                                                                 Inc.
            Age: 51
------------------------------------------------------------------------------------------------------------------------------------
Kevin A.    P.O. Box 9095  Director     1997 to  Director Emeritus of The Boston University Center     51 Funds        None
Ryan        Princeton, NJ               present  for the Advancement of Ethics and Character from      50 Portfolios
            08543-9095                           1989 to 1999; Professor of Education at Boston
            Age: 71                              University from 1982 to 1999 and Professor Emeritus
                                                 thereof since 1999.
------------------------------------------------------------------------------------------------------------------------------------
Roscoe S.   P.O. Box 9095  Director     2000 to  President of Middle East Institute from 1995 to       51 Funds        None
Suddarth    Princeton, NJ               present  2001; Foreign Service Officer of United States        50 Portfolios
            08543-9095                           Foreign Service from 1961 to 1995 and Career
            Age: 68                              Minister from 1989 to 1995; Deputy Inspector
                                                 General of U.S. Department of State from 1991
                                                 to 1994; U.S. Ambassador to the Hashemite
                                                 Kingdom of Jordan from 1987 to 1990.
------------------------------------------------------------------------------------------------------------------------------------
Richard R.  P.O. Box 9095  Director     1997 to  Professor of Finance, New York University, Leonard    51 Funds        Bowne &
West        Princeton, NJ               present  N. Stern School of Business Administration from       50 Portfolios   Co., Inc.;
            08543-9095                           1982 to 1994 and Dean Emeritus thereof since 1994.                    Vornado
            Age: 66                                                                                                    Operating
                                                                                                                       Company;
                                                                                                                       Vornado
                                                                                                                       Realty Trust;
                                                                                                                       Alexander's,
                                                                                                                       Inc.
------------------------------------------------------------------------------------------------------------------------------------


28            DEBT STRATEGIES FUND, INC.      FEBRUARY 29, 2004

Officers and Directors (unaudited) (concluded)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length                                                         Fund Complex    Directorships
                           Held with    of Time                                                        Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Edward D.   P.O. Box 9095  Director     2000 to  Self-employed financial consultant since 1994;        51 Funds        None
Zinbarg     Princeton, NJ               present  Executive Vice President of The Prudential            50 Portfolios
            08543-9095                           Insurance Company of America from 1988 to
            Age: 69                              1994; Former Director of Prudential Reinsurance
                                                 Company and former Trustee of The Prudential
                                                 Foundation.
            ------------------------------------------------------------------------------------------------------------------------
            * The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length
                           Held with    of Time
Name        Address & Age  Fund         Served*  Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1997 to  First Vice President of FAM and MLIM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999; Vice
            08543-9011     and          and      President of FAMD since 1999; Director of MLIM Taxation since 1990.
            Age: 43        Treasurer    1999 to
                                        present
------------------------------------------------------------------------------------------------------------------------------------
Kevin J.    P.O. Box 9011  Vice         2001 to  Director (Global Fixed Income) of MLIM since 2000; Vice President of MLIM from
Booth       Princeton, NJ  President    present  1994 to 2000.
            08543-9011
            Age: 49
------------------------------------------------------------------------------------------------------------------------------------
Joseph P.   P.O. Box 9011  Vice         2001 to  Director (Global Fixed Income) of MLIM since 2001; Vice President of MLIM from
Matteo      Princeton, NJ  President    present  1997 to 2001.
            08543-9011
            Age: 40
------------------------------------------------------------------------------------------------------------------------------------
Phillip S.  P.O. Box 9011  Secretary    2004 to  First Vice President of MLIM since 2001; Director (Legal Advisory) from 2000 to
Gillespie   Princeton, NJ               present  2001; Vice President from 1999 to 2000; Attorney associated with MLIM since 1998.
            08543-9011
            Age: 39
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

The Bank of New York
101 Barclay Street
New York, NY 10286

NYSE Symbol

DSU

--------------------------------------------------------------------------------
Charles C. Reilly, Director of Debt Strategies Fund, Inc., has recently retired. The Fund's Board of Directors wishes Mr. Reilly well in his retirement.
--------------------------------------------------------------------------------


              DEBT STRATEGIES FUND, INC.      FEBRUARY 29, 2004               29

[LOGO] Merrill Lynch Investment Managers

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


30            DEBT STRATEGIES FUND, INC.      FEBRUARY 29, 2004

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

Debt Strategies Fund, Inc. seeks to provide current income by investing primarily in a diversified portfolio of U.S. companies' debt instruments, including corporate loans, that are rated in the lower rating categories of the established rating services (Baa or lower by Moody's Investors Service, Inc. or BBB or lower by Standard & Poor's) or unrated debt instruments of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of Debt Strategies Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund leverages its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

Debt Strategies Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                   #DEBT -- 2/04

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending February 29, 2004 - $38,900
                                  Fiscal Year Ending February 28, 2003 - $38,000

         (b) Audit-Related Fees - Fiscal Year Ending February 29, 2004 - $7,500
                                  Fiscal Year Ending February 28, 2003 - $30,000

         The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees above.

         (c) Tax Fees -           Fiscal Year Ending February 29, 2004 - $5,200
                                  Fiscal Year Ending February 28, 2003 - $4,800

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending February 29, 2004 - $0
                                  Fiscal Year Ending February 28, 2003 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for the project as a whole. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending February 29, 2004 - $17,838,364
             Fiscal Year Ending February 28, 2003 - $17,256,337

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         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $541,640, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

         Ronald W. Forbes
         Cynthia A. Montgomery
         Charles C. Reilly (retiring as of December 31, 2003)
         Kevin A. Ryan
         Roscoe S. Suddarth
         Richard R. West
         Edward D. Zinbarg

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a

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         member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

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         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment
         Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

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o     Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

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        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        Debt Strategies Fund, Inc.


        By: /s/ Terry K. Glenn
            ---------------------------
            Terry K. Glenn,
            President of
            Debt Strategies Fund, Inc.

        Date: April 16, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            ---------------------------
            Terry K. Glenn,
            President of
            Debt Strategies Fund, Inc.

        Date: April 16, 2004


        By: /s/ Donald C. Burke
            ---------------------------
            Donald C. Burke,
            Chief Financial Officer of
            Debt Strategies Fund, Inc.

        Date: April 16, 2004